UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CADENCE DESIGN SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/CDNS. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/CDNS Online Go to www.envisionreports.com/CDNS or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 0490VC Important Notice Regarding the Availability of Proxy Materials for the Cadence Design Systems, Inc. Annual Stockholder Meeting to be Held on May 7, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and the 2026 Proxy Statement are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 27, 2026 to facilitate timely delivery. 2 N O T Easy Online Access— View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. CADENCE DESIGN SYSTEMS, INC. MMMMMMMMMMMM MMMMMMMMM 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 C 1234567890 C O Y MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/CDNS. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Cadence Design Systems, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 27, 2026. Dear Stockholder: The 2026 Annual Meeting of Stockholders of Cadence Design Systems, Inc. (“Cadence”) will be held virtually via the internet at www.meetnow.global/M5WPASH, on Thursday, May 7, 2026, at 1:00 p.m. PT. Proposals to be considered at the Annual Meeting: (1) To elect the eleven directors named in the proxy statement to serve until the 2027 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the directors’ earlier death, resignation or removal. (2) Approval of the amendment of the Omnibus Equity Incentive Plan. (3) Advisory resolution to approve named executive officer compensation. (4) Ratification of the selection of the independent registered public accounting firm. The Board of Directors of Cadence recommends a vote FOR each of the eleven director nominees for election, and a vote FOR proposals 2, 3 and 4. The Board of Directors of Cadence has fixed the close of business on March 9, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting of Stockholders and any adjournment or postponement thereof. PLEASE NOTE –YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice